Exhibit 10.7

MODIFICATION

TO LOAN AGREEMENT

Asset Investors Operating Partnership, L.P.

29399 US Highway 19 North

Suite 320

Clearwater, Florida 33761

(Individually and collectively “Borrower”)

Community Savanna Club Joint Venture

29339 US Highway 19 North,

Suite 320

Clearwater, Florida 33761

(Individually and collectively “Borrower”)

AIOP Lost Dutchman Notes, L.L.C.

29399 US Highway 19 North

Suite 320

Clearwater, Florida 33761

(Individually and collectively “Borrower”)

Community Brentwood Joint Venture

29399 US Highway 19 North

Suite 320

Clearwater, Florida 33761

(Individually and collectively “Borrower”)

Wachovia Bank, National Association

100 South Ashley Drive

Suite 950

Tampa, Florida 33602

(Hereinafter referred to as “Bank”)

THIS AGREEMENT is entered into as of the 13th day of December, 2004, by and between Bank and Borrower.

RECITALS

Bank is a holder of a Mortgage, Assignment of Rents and Security Agreement and Financing Statement, given by Savanna Club dated July 31, 2003 and recorded August 12, 2003 in Official Records Book 1773 Page 560 upon the Public Records of St. Lucie County, Florida, (the “Mortgage”).

Bank is the owner and holder of a Promissory Note in the original principal amount of $16,000,000.00, as modified by Promissory Note (modification) of even date herewith given by Asset Investors Operating Partnership, L.P., a Delaware limited partnership, and Community Savanna Club Joint Venture, a Delaware general partnership, and AIOP Lost Dutchman Notes, L.L.C., a Delaware limited liability company, Community Brentwood Joint Venture, a Delaware general partnership and Woodlands Church Lake, L.L.C., a Delaware limited liability company (the “Borrower”), (the “Note”) on which all documentary stamp taxes have been paid as evidenced on the Mortgage.

Bank and Borrower entered into certain other Loan Documents, including without limitation, a Loan Agreement dated the July 31, 2003 (the “Loan Agreement”).

Borrower and Bank have agreed to modify the terms of the Loan Agreement.

In consideration of Bank’s continued extension of credit and the agreements contained herein, the parties agree as follows:

AGREEMENT

MODIFICATION. Section 1 of the Loan Agreement is hereby modified as follows:

1.	AVAILABILITY. The amount of this Loan is a $16,000,000.00 revolving credit facility in the form of a commercial mortgage loan, provided, however, that in no event shall the maximum principal amount of the Loan exceed 75% of the aggregate loan to value of the value of the Property (as hereinafter defined) as determined by the Wachovia ordered appraisal. “Property” is the manufactured home communities, including all improvements presently located or subsequently constructed thereon, and adjacent developed and undeveloped land of Brentwood Estates Mobile Home Park, Hudson, Florida (subject to the provisions of Paragraph 17 herein), Lost Dutchman Mobile Home Park and Blue Star RV Park, Apache Junction, Arizona, Savanna Club Mobile Home Park, Port St. Lucie, Florida, and Woodlands at Church Lake Mobile Home Park, Groveland, Florida, with the exception of the inventory of manufactured homes held for sale situated at the Property that are owned by an affiliate or lower tier entity of Borrower.

1.1	Funding: Revolving credit funding under this facility will be limited to an amount which results in a 1.0 to 1 Debt Service Coverage (“DSC”) using the following borrowing base formula:

1.1.1	Debt Service Coverage will be based on a 25-year amortization.

1.1.2.	The interest rate used for this calculation will be the greater of 7% or the 10-year United States Treasury security rate, plus 2.50%.

1.1.3.	Net Operating Income used for the DSC calculation will be based on the current lease income, less the previous calendar year-end operating expenses, except for the contribution of Net Operating Income from recreational vehicle (“RV”) units will be calculated using the previous calendar year end income and operating expenses.

1.2.	Earn-Out: Borrower will have the ability to earn-out up to 75% of the “stabilized value” as determined by an appraisal of the property in future years, subject to the same conditions of the Initial Funding Amount provided that the Recreational Vehicle (“RV”) component of Net Operating Income does not exceed thirty percent (30%) of the total (“Earn-Out”). In the event that Net Operating Income provided by the RV component exceeds 30% of the total Net Operating Income from the Property, the stabilized value will be reduced to a total amount that reflects 30% of the stabilized value as sourced from the RV component. The amount of the Earn-Out will be addressed during the reaffirmation of the credit facility or as earlier agreed to by the Bank in its sole discretion.

ACKNOWLEDGEMENTS AND REPRESENTATIONS.    Borrower acknowledges and represents that the Note and other Loan Documents, as amended hereby, are in full force and effect without any defense, counterclaim, right or claim of set-off; that, after giving effect to this Agreement, no default or event that with the passage of time or giving of notice would constitute a default under the Loan Documents has occurred, all representations and warranties contained in the Loan Documents are true and correct as of this date, all necessary action to authorize the execution and delivery of this Agreement has been taken; and this Agreement is a modification of an existing obligation and is not a novation.

MISCELLANEOUS.    This Agreement shall be construed in accordance with and governed by the laws of the applicable state as originally provided in the Loan Documents, without reference to that state’s conflicts of law principles. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents. This Agreement and the other Loan Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement and any of the Loan Documents, the terms of this Agreement, and then the Note, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement. Terms used in this Agreement which are capitalized and not otherwise defined herein shall have the meanings ascribed to such terms in the Note. LIMITATION ON LIABILITY; WAIVER OF PUNITIVE DAMAGES. EACH OF THE PARTIES HERETO, INCLUDING BANK BY ACCEPTANCE HEREOF, AGREES THAT IN ANY JUDICIAL, MEDIATION OR ARBITRATION PROCEEDING OR ANY CLAIM OR CONTROVERSY BETWEEN OR AMONG THEM THAT MAY ARISE OUT OF OR BE IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN OR AMONG THEM OR THE OBLIGATIONS EVIDENCED HEREBY OR RELATED HERETO, IN NO EVENT SHALL ANY PARTY HAVE A REMEDY OF, OR BE LIABLE TO THE OTHER FOR, (1) INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR (2) PUNITIVE OR EXEMPLARY DAMAGES. EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY SUCH PROCEEDING, CLAIM OR CONTROVERSY, WHETHER THE SAME IS RESOLVED BY ARBITRATION, MEDIATION, JUDICIALLY OR OTHERWISE.

WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER BY EXECUTION HEREOF AND BANK BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO ACCEPT THIS AGREEMENT. EACH OF THE PARTIES AGREES THAT THE TERMS HEREOF SHALL SUPERSEDE AND REPLACE ANY PRIOR AGREEMENT RELATED TO ARBITRATION OF DISPUTES BETWEEN THE PARTIES CONTAINED IN ANY LOAN DOCUMENT OR ANY OTHER DOCUMENT OR AGREEMENT HERETOFORE EXECUTED IN CONNECTION WITH, RELATED TO OR BEING REPLACED, SUPPLEMENTED, EXTENDED OR MODIFIED BY, THIS AGREEMENT.

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.

SIGNATURES AND ACKNOWLEDGEMENTS ARE ON THE FOLLOWING PAGES

ASSET INVESTORS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	/S/ AMERICAN LAND LEASE, INC., a Delaware corporation, the sole General Partner

By:	/S/ SHANNON E. SMITH
Shannon E. Smith Chief Financial Officer

/S/ THOMAS MCLAUGHLIN
Print Name: Thomas McLaughlin Signing solely as a witness

/S/ FRANCES LIRA
Print Name: Frances Lira Signing solely as a witness

STATE OF FLORIDA

COUNTY OF PINELLAS

Acknowledged before me this 13th day of December, 2004, by Shannon E. Smith, Chief Financial Officer of American land Lease, Inc., a Delaware corporation, the sole General Partner of ASSET INVESTORS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, on behalf of said entities. Such person is personally known to me.

/S/ THOMAS MCLAUGHLIN (SEAL)
Print name:
Notary Public Commission No. Serial Number, if any: DD 168167

COMMUNITY BRENTWOOD JOINT VENTURE, a Delaware limited partnership

By:	/S/ AIOP FLORIDA PROPERTIES I, L.L.C., a Delaware limited liability company, its Managing General Partner

By:	/S/ ASSET INVESTORS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its sole Member

By:	/S/ AMERICAN LAND LEASE, INC., a Delaware corporation, its sole General Partner

By:	/S/ SHANNON E. SMITH
Shannon E. Smith Chief Financial Officer

/S/ THOMAS MCLAUGHLIN
Print Name: Thomas McLaughlin Signing solely as a witness

/S/ FRANCES LIRA
Print Name: Frances Lira Signing solely as a witness

STATE OF FLORIDA

COUNTY OF PINELLAS

Acknowledged before me this 13th day of December, 2004, by Shannon E. Smith, Chief Financial Officer of American Land Lease, Inc., a Delaware corporation, the sole General Partner of Asset Investors Operating Partnership, L.P., a Delaware limited partnership, the sole Member of AIOP Florida Properties I, L.L.C., a Delaware limited liability company, the Managing General Partner of Community Brentwood Joint Venture, a Delaware general partnership, on behalf of said entities. Such person is personally known to me.

/S/ THOMAS MCLAUGHLIN (SEAL)
Print name:
Notary Public Commission No. Serial Number, if any: DD 168167

AIOP LOST DUTCHMAN NOTES, L.L.C., a Delaware limited liability company

By:	/S/ ASSET INVESTORS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its sole member

By:	/S/ AMERICAN LAND LEASE, INC. a Delaware corporation, its sole General Partner

By:	/S/ SHANNON E. SMITH
Shannon E. Smith Chief Financial Officer

/S/ THOMAS MCLAUGHLIN
Print Name: Thomas McLaughlin Signing solely as a witness

/S/ FRANCES LIRA
Print Name: Frances Lira Signing solely as a witness

STATE OF FLORIDA

COUNTY OF PINELLAS

Acknowledged before me this 13th day of December, 2004, by Shannon E. Smith, Chief Financial Officer of American Land Lease, Inc., a Delaware corporation, the sole General Partner of Asset Investors Operating Partnership, L.P., a Delaware limited partnership, the sole Member of AIOP Lost Dutchman Notes, L.L.C., a Delaware limited liability company, on behalf of said entities. Such person is personally known to me.

/S/ THOMAS MCLAUGHLIN (SEAL)
Print name:
Notary Public Commission No. Serial Number, if any: DD 168167

COMMUNITY SAVANNA CLUB JOINT VENTURE, a Delaware general partnership

By:	/S/ AIOP FLORIDA PROPERTIES I, L.L.C., a Delaware limited liability company, Managing General Partner

By:	/S/ ASSET INVESTORS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its sole Member

By:	/S/ AMERICAN LAND LEASE, INC., a Delaware corporation, its sole General Partner

By:	/S/ SHANNON E. SMITH
Shannon E. Smith Chief Financial Officer

/S/ THOMAS MCLAUGHLIN
Print Name: Thomas McLaughlin Signing solely as a witness

/S/ FRANCES LIRA
Print Name: Frances Lira Signing solely as a witness

STATE OF FLORIDA

COUNTY OF PINELLAS

Acknowledged before me this 13th day of December, 2004, by Shannon E. Smith, Chief Financial Officer of American Land Lease, Inc., a Delaware corporation, the sole General Partner of Asset Investors Operating Partnership, L.P., a Delaware limited partnership, the sole Member of AIOP Florida Properties I, L.L.C., a Delaware limited liability company, the Managing General Partner of Community Savanna Club Joint Venture, a Delaware general partnership, on behalf of said entities. Such person is personally known to me.

/S/ THOMAS MCLAUGHLIN (SEAL)
Print name:
Notary Public Commission No. Serial Number, if any: DD 168167

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Herb Peck Senior Vice President

Print Name: Signing solely as a witness

Print Name: Signing solely as a witness

STATE OF FLORIDA COUNTY OF

Acknowledged before me this              day of December, 2004, by Herb Peck, as Senior Vice President of WACHOVIA BANK, NATIONAL ASSOCIATION on behalf of said Bank. Such persons are personally known to me or have produced                                               as identification.

(SEAL)
Print name:
Notary Public Commission No. Serial Number, if any: